Exhibit 10.1

                                AMENDMENT TO THE

                 AGRILINK FOODS MASTER SALARIED RETIREMENT PLAN

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     WHEREAS, Agrilink Foods, Inc. heretofore adopted the Agrilink Foods Master
Salaried Retirement Plan (the "Plan"); and

     WHEREAS, Section 10.1 of the Plan reserves to the Company the right to amend the Plan;

     WHEREAS, the Company desires to amend the Plan for the purpose of freezing participation and ceasing accruals under the Plan;

     NOW, THEREFORE, the Plan is hereby amended effective September 28, 2001 in the following respects:

1. Section One is hereby amended by inserting a new Section 1.15A to read as follows:

     "1.15A "Covered Compensation" means a Participant's Covered Compensation as described above assuming the Participant terminates employment on the earlier of: (i) his actual termination of employment; and (ii) September 28, 2001, or September 28, 2006 in the case of Grandfathered Participants."

2. Section One is further amended by inserting a new Section 1.22A to read as follows:

     "1.22A  "Final  Average  Base  Compensation"  means a  Participant's  Final
     Average  Base   Compensation   as  described   above  but  excluding   Base
     Compensation with respect to periods on and after September 28, 2001, or September 28, 2006 in the case of Grandfathered Participants."
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3.   Section One is further amended by inserting an new Section 1.23A to read as follows:

     "1.23A "Final Average Compensation" means a Participant's Final Average Compensation as described above but excluding Compensation with respect to periods on and after September 28, 2001, or September 28, 2006 in the case of Grandfathered Participants."

4. Section One is further amended by inserting an new Section 1.40 to read as follows:

     "1.40 "Grandfathered Participant" means a Participant who is actively employed on September 28, 2001 or is on an authorized leave on such date, and who as of such date:

     (i) has attained age 40;

     (ii) has completed at least 5 years of Vesting Service; and

     (iii) whose sum of age and Vesting Service is 50 or more."

5. Section Two is hereby amended by inserting a new Section 2.3A to read as follows:

     "2.3A Benefit Service After September 28, 2001. Notwithstanding anything contained herein to the contrary and except as hereinafter provided, in no event shall a Participant accrue Benefit Service with respect to any period of employment on or after September 28, 2001.

     A Grandfathered Participant shall be entitled to earn Benefit Service in accordance with the preceding provisions of the Plan with respect to periods of employment on and after September 28, 2001 but in no event on and after September 28, 2006."
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6.   Section  Three is hereby  amended by adding a new  Section  3.1A to read as follows:

     "3.1A Freeze on Participation Effective September 28, 2001. Notwithstanding anything contained herein to the contrary, in no event shall any Employee become a Participant of the Plan on or after September 28, 2001."

     IN WITNESS WHEREOF, the foregoing Amendment having been duly adopted by the Board of Directors, Agrilink Foods, Inc. has caused this instrument to be executed in its name and its corporate seal to be affixed this 30th day of August, 2001.

                                           AGRLINK FOODS, INC.

                                  By:   /s/ Lois Warlick-Jarvie
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ATTEST:

 /s/ David M. Mehalick
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